SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): October 31, 1997



                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)



            DELAWARE               1-12001                25-1792394
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)           File Number)         Identification No.)


           1000 SIX PPG PLACE, PITTSBURGH, PENNSYLVANIA 15222-5479 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:  412-394-2800

Item 5.     Other Events.

            On October 31, 1997, Allegheny Teledyne Incorporated issued a press release, a copy of which is filed as Exhibit 99.1 hereto.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (a)   Not applicable.

      (b) Not applicable.

      (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

                                                 Exhibit
            Description                            No.
            -----------                         --------

Press Release dated October 31, 1997              99.1

                                    SIGNATURE
                                    ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Allegheny Teledyne Incorporated



Date:  November 3, 1997             By:   /s/ Jon D. Walton
                                          ------------------------------
                                          Senior Vice President-General
                                            Counsel and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.                         Description
-------                       -----------

 99.1                  Press Release dated October 31, 1997